Vessels, net/Assets held for sale	12 Months Ended
Dec. 31, 2023
Vessels, net/Assets held for sale [Abstract]
Vessels, net/Assets held for sale
7.	Vessels, net/Assets held for sale:

(a) Vessels, net: The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated depreciation	Net Book Value
Balance December 31, 2021	298,299,210	(12,419,560)	285,879,650
— Acquisitions, improvements, and other vessel costs	71,715,105	—	71,715,105
— Transfers from Advances for vessel acquisitions (b)	2,368,165	—	2,368,165
— Period depreciation	—	(16,554,454)	(16,554,454)
Balance December 31, 2022	372,382,480	(28,974,014)	343,408,466
— Acquisitions, improvements, and other vessel costs	418,520	—	418,520
— Transfer to Assets held for sale (b)	(45,205,666)	7,376,974	(37,828,692)
— Vessel disposals	(65,528,981)	8,970,086	(56,558,895)
— Period depreciation	—	(19,902,403)	(19,902,403)
Balance December 31, 2023	262,066,353	(32,529,357)	229,536,996

Vessel Acquisitions and other Capital Expenditures:

During the year ended December 31, 2021, the Company agreed to acquire the M/V Magic Callisto for a purchase price of $23.55 million, which acquisition was concluded on January 4, 2022. Certain advances paid during the year ended December 31, 2021 were transferred from Advances for vessel acquisitions to Vessels, net in 2022. The vessel acquisition was financed with cash on hand and the net proceeds from the equity financing discussed under Note 10 below.

During the year ended December 31, 2022, the Company agreed to acquire two containerships, the M/V Ariana A and the M/V Gabriela A, for an aggregate cash consideration of $50.75 million (the “2022 Vessel Acquisitions”, see also Note 4(f)). Both acquisitions were financed with cash on hand and the net proceeds from the $22.5 Million Term Loan Facility discussed in Note 8 and were delivered to the Company in November 2022.

Details regarding the 2022 Vessel Acquisitions delivered as of December 31, 2022, are presented below.

Vessel Name	Vessel Type	DWT	Year Built	Country of Construction	Purchase Price (in million)	Delivery Date
2022 Acquisitions
M/V Magic Callisto	Panamax	74,930	2012	Japan	$23.55	01/04/2022
M/V Ariana A	Containership	38,117	2005	Germany	$25.00	11/23/2022
M/V Gabriela A	Containership	38,121	2005	Germany	$25.75	11/30/2022

During the year ended December 31, 2022, the Company incurred aggregate capitalized vessel improvement costs amounting to $2.6 million, mainly related to the ballast water treatment system (“BWTS”) installations on the M/V Magic Moon, M/V Magic Rainbow, M/V Magic Perseus, M/V Magic P that were concluded in 2022.

During the year ended December 31, 2023, the Company incurred aggregate vessel improvement costs of $0.4 million mainly relating to the installation of new equipment pursuant to environmental regulations.

(b) Assets held for sale/ Disposal of vessels

On March 13, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Rainbow for a gross sale price of $12.6 million. The M/V Magic Rainbow was delivered to its new owners on April 18, 2023. In connection with this sale, the Company recognized during the second quarter of 2023 a net gain of $3.2 million which is separately presented in ‘Net gain on sale of vessels’ in the accompanying consolidated statements of comprehensive income.

On June 2, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Twilight for a gross sale price of $17.5 million. The M/V Magic Twilight was delivered to its new owners on July 20, 2023. In connection with this sale, the Company recognized during the third quarter of 2023 a net gain of $3.2 million which is separately presented in ‘Net gain on sale of vessels’ in the accompanying consolidated statements of comprehensive income.

On September 22, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Argo for a gross sale price of $15.75 million. The M/V Magic Argo was delivered to its new owners on December 14, 2023. In connection with this sale, the Company recognized during the fourth quarter of 2023 a net gain of $2.6 million which is separately presented in ‘Net gain on sale of vessels’ in the accompanying consolidated statements of comprehensive income.

On October 6, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Sun for a gross sale price of $6.55 million. The M/V Magic Sun was delivered to its new owners on November 14, 2023. In connection with this sale, the Company recognized during the fourth quarter of 2023 a net gain of $0.7 million which is separately presented in ‘Net gain on sale of vessels’ in the accompanying consolidated statements of comprehensive income.

On October 16, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Phoenix for a gross sale price of $14 million. The M/V Magic Phoenix was delivered to its new owners on November 27, 2023. In connection with this sale, the Company recognized during the fourth quarter of 2023 a net loss of $3.3 million which is included in ‘Net gain on sale of vessels’ in the accompanying consolidated statements of comprehensive income.

The respective sales of the above vessels took place due to favorable offers in each case.

On March 23, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Moon for a gross sale price of $13.95 million. On September 26, 2023, the Company announced that the previously announced sale of the M/V Magic Moon was terminated following the buyers’ failure to take delivery of the vessel.

On November 10, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Moon for a gross sale price of $11.8 million. In addition, on December 7, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/V Magic Orion for a gross sale price of $17.4 million.  Moreover, on December 21, 2023, the Company entered into an agreement with an entity beneficially owned by a family member of the Company’s Chairman, Chief Executive Officer and Chief Financial Officer for the sale of the M/V Magic Venus (Note 4), for a price of $17.5 million. The Company followed the provisions of ASC360 and, as all criteria required for its classification as such were met at the date the relevant agreements were entered into, as of December 31, 2023, classified the carrying value of the vessels amounting to $38,233,740 and such vessel’s inventory onboard, amounting to $422,308, as “Assets held for sale” measured at the lower of carrying value and fair value (sale price) less costs to sell. No impairment charges have been recorded as of December 31, 2023, in connection with the anticipated sale of the vessels since their carrying amounts as at the balance sheet date were lower than their fair value less cost to sell. The Company expects to recognize during the first quarter of 2024 a gain on the sale of the M/V Magic Venus of approximately $3.5 million, a gain on the sale of the M/V Magic Orion of approximately $2.0 million, and a gain on the sale of the M/V Magic Moon of approximately $3.0 million excluding any transaction related costs.

As a result, as of December 31, 2022, and December 31, 2023, net amounts of $0 and $38,656,048, respectively, are presented in ‘Assets held for sale’, in the accompanying consolidated balance sheets.

As of December 31, 2023, 14 of the 17 vessels in the Company’s fleet having an aggregate carrying value of $217.2 million were first priority mortgaged as collateral to their loan facilities (Note 8).

Consistent with prior practices, the Company reviewed all its vessels for impairment, and none were found to be impaired at December 31, 2022 and December 31, 2023.